UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

COMMONWEALTH ENERGY CORPORATION

(Exact Name of registrant as specified in its charter)

California	000-33069	33-0769555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Red Hill Avenue, Suite 100
Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99

Item 7. Exhibits.

Exhibit No.	Description
99	Press Release, dated as of March 18, 2004.

Item 12. Results of Operations and Financial Condition.

     On March 18, 2004, Commonwealth Energy Corporation (“Commonwealth”) issued a press release announcing its operating results for the second quarter of the fiscal year ending July 31, 2004. Attached as Exhibit 99 to this report is a copy of the Commonwealth press release, which is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2004		COMMONWEALTH ENERGY CORPORATION

	By:	/S/ KENNETH L. ROBINSON

Kenneth L. Robinson
Vice President and Corporate Controller